UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026 (April 30, 2026)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
7677 Henneman Way, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
Common Stock, $1.00 par value per share	GL	NYSE Texas, Inc.
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Other Officers.

(a) Not applicable.
(b) Linda L. Addison and Marilyn A. Alexander retired from the Globe Life Inc. Board of Directors at the Annual Meeting of Shareholders on April 30, 2026.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

Item 5.07    Submission of Matters to a Vote of Securities Holders.
(a) Annual Meeting of Shareholders held April 30, 2026

(b) Proposals:

Proposal I — Election of Directors for One-Year Terms

	For	Against	Abstain	Broker Non-Vote
1.1 Matthew J. Adams	62,181,719	170,178	48,993	8,517,316
1.2 Cheryl D. Alston	61,601,027	768,766	31,097	8,517,316
1.3 Mark A. Blinn	60,234,243	2,102,849	63,798	8,517,316
1.4 James P. Brannen	61,317,507	1,013,396	69,987	8,517,316
1.5 Alice S. Cho	62,244,146	108,308	48,436	8,517,316
1.6 J. Matthew Darden	59,141,475	3,011,568	247,847	8,517,316
1.7 Philip M. Jacobs	62,179,522	175,471	45,897	8,517,316
1.8 Derek T. Kan	61,708,270	655,777	36,843	8,517,316
1.9 Sandra L. Phillips	61,763,668	596,103	41,119	8,517,316
1.10 David A. Rodriguez	61,857,168	416,477	127,245	8,517,316
1.11 Frank M. Svoboda	59,136,559	3,016,248	248,083	8,517,316
1.12 Mary E. Thigpen	62,097,380	259,227	44,283	8,517,316

Proposal II — Advisory Approval of 2025 Executive Compensation (Annual "Say-on-Pay")

	For	Against	Abstain	Broker Non-Vote
2025 Executive Compensation	55,385,745	6,887,045	128,100	8,517,316

Proposal III — Approval of Globe Life Inc. 2026 Incentive Plan

	For	Against	Abstain	Broker Non-Vote
Globe Life Inc. 2026 Incentive Plan	57,917,710	4,271,772	211,408	8,517,316

Proposal IV — Ratification of Deloitte & Touche LLP as Independent Auditor for 2026

	For	Against	Abstain	Broker Non-Vote
Deloitte & Touche LLP	67,622,465	3,212,321	83,420	0

(c) Not applicable.
(d) Globe Life Inc. will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2029.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: May 4, 2026	/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary